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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 8, 1998

                  ---------------------------------------------

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-21681                   47-0801192
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
       of incorporation)                                  Identification Number)


                 4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
             (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (402) 474-4800


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ITEM 5. Other Events.

        On June 8, 1998, Transcrypt International, Inc. issued two press releases, which are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.



ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Financial Statements.

                None required.

        (b)     Pro Forma Financial Information.

                None required.

        (c)     Exhibits.

                The following are furnished as exhibits to this report:

        99.1 Press release of Registrant announcing resignation of Chief Executive Officer.

        99.2    Press release of Registrant announcing management restructuring.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       TRANSCRYPT INTERNATIONAL, INC.


Date:    June 8, 1998                  By:  /s/ JOHN T. CONNOR
                                            ------------------------------------
                                            John T. Connor
                                            Interim Chief Executive Officer
                                            (Principal executive officer and
                                             duly authorized signatory)


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                                INDEX TO EXHIBITS

        Exhibit
          No.   Description
        ------- -----------

        99.1    Press release of Registrant announcing resignation of Chief
                Executive Officer.

        99.2    Press release of Registrant announcing management restructuring.
